UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2012

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4370 La Jolla Village Drive, Suite 400, San Diego, California 92122

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 452-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Change of Domicile from Delaware to California

At the Annual Meeting of Stockholders of La Jolla Pharmaceutical Company, a Delaware corporation (“LJPC Delaware”) on May 22, 2012, LJPC Delaware’s stockholders, upon the recommendation of its Board of Directors, approved a proposal to merge LJPC Delaware with and into its wholly-owned subsidiary, LJPC Merger Sub, Inc., a California corporation (“LJPC California”), for the purpose of changing the domicile of LJPC Delaware from Delaware to California (the “Merger”). Following stockholder approval, the Merger was effected on June 7, 2012. As a result, LJPC Delaware is now a California corporation. Pursuant to an Agreement and Plan of Merger between LJPC Delaware and LJPC California to effect the Merger, LJPC Merger Sub, Inc. changed its name to La Jolla Pharmaceutical Company. LJPC California is deemed to be the successor issuer of LJPC Delaware under Rule 12g-3 of the Securities Exchange Act of 1934.

The Board of Directors recommended the Merger primarily because it will result in significant cost savings with respect to the payment of annual franchise tax fees that are currently paid to the State of Delaware. For the fiscal year ended December 31, 2011, LJPC Delaware paid $122,850 in Delaware franchise taxes and, for the fiscal year ending December 31, 2012, LJPC Delaware paid a pro-rated amount of $90,095 in Delaware franchise taxes. LJPC Delaware anticipated that if it were to remain incorporated in Delaware, it could continue to pay up to $180,000 in Delaware franchise taxes each year for the foreseeable future. During the current fiscal year, some of the savings anticipated by the reincorporation from Delaware to California will initially be offset by expenses associated with the reincorporation, such as filing, legal, printing and similar expenses.

Additional information about the Merger and a comparison of the rights of stockholders of LJPC Delaware and LJPC California can be found in LJPC Delaware’s proxy statement, filed with the Securities and Exchange Commission on April 23, 2012.

In connection with the Merger, the Articles of Incorporation of LJPC California (the “Charter”) and the Bylaws of LJPC California (the “Bylaws”) have become the governing documents for LJPC Delaware’s stockholders. The Charter and the Bylaws are attached as exhibits hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger of La Jolla Pharmaceutical Company, a Delaware corporation and LJPC Merger Sub, Inc., a California corporation

3.1	Articles of Incorporation of LJPC California

3.2	Bylaws of LJPC California

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: June 20, 2012	By:	/s/ George Tidmarsh
Name: George Tidmarsh
Title: President and Chief Executive Officer